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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

     Investment Company Act file number   811-8098
                                       ----------------

                         Strong Asia Pacific Fund, Inc.
          -------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                     P.O. Box 2936 Milwaukee, WI          53201
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                 Richard Smirl, Strong Capital Management, Inc.
                       P.O. Box 2936 Milwaukee, WI 53201
          -------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (414) 359-3400
                                                   -------------------

Date of fiscal year end: December 31
                        ----------------

Date of reporting period: June 30, 2003
                         ---------------

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1. Reports to Stockholders

                                               SEMIANNUAL REPORT | June 30, 2003

                                                                      The Strong

                                                            International Equity

                                                                           Funds

                              [PHOTO APPEARS HERE]

                     Strong Asia Pacific Fund

                         Strong Overseas Fund

                                                                   [STRONG LOGO]

                                               SEMIANNUAL REPORT | June 30, 2003

                                                                      The Strong

                                                            International Equity

                                                                           Funds

Table of Contents

Investment Reviews

     Strong Asia Pacific Fund ................................. 2
     Strong Overseas Fund ..................................... 4

Financial Information

     Schedules of Investments in Securities
          Strong Asia Pacific Fund ............................ 6
          Strong Overseas Fund ................................ 7
     Statements of Assets and Liabilities ..................... 9
     Statements of Operations .................................11
     Statements of Changes in Net Assets ......................13
     Notes to Financial Statements ............................15

Financial Highlights ..........................................21

Directors and Officers ........................................23

A Few Words From Dick Strong
--------------------------------------------------------------------------------

[PHOTO APPEARS HERE]

Market Update--January 1 to June 30, 2003

In the early 1930s, politicians and policymakers in the United States and elsewhere made a series of strategic errors that resulted in what historians termed "an economic contraction." The rest of us call that period of horrible human suffering and deprivation The Great Depression. When it finally ended, those same politicians and economists vowed never to make the same mistakes again.

In this country, seven decades later, the lessons of The Great Depression still echo in our hearts and minds. Today, responding to weak economic growth and fears of a possible severe slowdown, our government's economic policymakers have employed almost every imaginable tool to spur economic growth. As the world's biggest economy and the economic engine of the world, the U.S. has led the way--but not alone. Other countries and regional economic authorities are likewise moving to stimulate their economies.

The store of economic stimulants being brought to bear is unrivaled since World War II. In the U.S. alone, we have witnessed massive government spending, with a projected deficit larger than any in history. Monetary policy also has contributed, pushing short-term interest rates to the lowest levels in more than 50 years. A weaker dollar aims to support manufacturing and export growth. Changes in the tax laws on dividends and the evolving shift in corporate compensation away from stock options to stock grants should meaningfully improve corporate capital allocation.

History has demonstrated that it is dangerous to bet against the world's governing bodies when they resolve to propel economic growth. Signs suggest that we are in the beginning stages of a solid economic rebound. Early in such a recovery phase, stocks and commodity prices usually rise, anticipating further recovery. As additional signs of improvement emerge, consumer and business confidence historically grows, and soon spending typically accelerates.

In the early stages of recovery, employment generally lags (usually 12-18 months) until employers gain confidence that such momentum will be sustained. Because politicians are hypersensitive to employment numbers, they constantly beat the drums of despair, when in reality hiring may be about to improve. And so, it is not unusual to see more aggressive measures taken beyond the point where a legitimate recovery is in place and employment is actually ready to expand.

The strength of our economic system is that, beneath the bland economic statistics reported daily, the system is always driving toward greater efficiency and productivity. Those gains, in turn, inspire growth and create wealth. The pressure and incentive for positive change is heightened during downturns. Thus, our economy is often stronger in the ensuing recovery. It is the combination of our political freedom and our flexible economic system that has created the world's richest and most productive country.

The change that our system creates and accommodates is astonishing. At the beginning of the 20th century, 60 million Americans were employed in agriculture. Today, that number has shrunk to an almost unbelievable 2.5 million people. In the 1950s, 35% of Americans were employed in manufacturing; that number has now fallen to 15%. Manufacturing supplanted farming as the country's dominant employer and wealth generator. Now, the service and technology sectors are taking their turn as the nation's leading economic sectors.

The changes under way in executive compensation and taxation of shareholder dividends are important for all investors to understand. The use of stock grants instead of stock options--that is, real money in place of pipe dreams and gimmicks--should shore up the financial foundation of American corporations. Likewise, the dividend tax law change should have far-reaching consequences. The time-honored practice of companies returning part of their profits to shareholders is a sound one. Issuing dividends will make corporate executives more sensitive to downside risk as well as upside opportunity. The impact of lower taxes on those dividends could be massive.

The United States and the rest of the world are in a consolidation phase following the 1990s, a period that was--in every economic sense--abnormal. The boom and the resultant bust scared and disoriented all of us. But we believe that chapter is closing, and we are wiser for the lessons it taught us.

At the end of the day, there is a good chance that governmental growth initiatives throughout the world will work. If they do, the world's economy will recover, and we could reach a healthy 4%-plus real growth rate in 2004. The current program of policy and tax changes should lay the foundation for job growth and a sustained period of better economic times.

Investors should get on the right side of these trends by continuing to invest using the appropriate combination of stocks and bonds, always consistent with their long-term financial goals.

                                                                        /s/ Dick

Strong Asia Pacific Fund
--------------------------------------------------------------------------------

Your Fund's Approach

The Strong Asia Pacific Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks from companies located in Asia or the Pacific Basin (excluding the U.S.). The Fund's manager looks for companies with potential for above-average sales and earnings growth, overall financial strength, competitive advantages, and capable management. The manager may sell a holding when it no longer has these traits.

                    Growth of an Assumed $10,000 Investment+
                            From 12-31-93 to 6-30-03

                              [CHART APPEARS HERE]

                The Strong                       Lipper Pacific
               Asia Pacific                       Region Funds
                 Fund           MSCI AP*            Index*
Dec 93         $ 10,000         $ 10,000          $  10,000
Dec 94         $  9,473         $  8,772          $   9,475
Dec 95         $ 10,035         $  9,305          $   9,729
Dec 96         $ 10,246         $ 10,388          $   9,994
Dec 97         $  7,071         $  6,835          $   7,278
Dec 98         $  6,849         $  6,533          $   7,064
Dec 99         $ 13,426         $  9,789          $  12,597
Dec 00         $  8,466         $  6,855          $   8,179
Dec 01         $  7,407         $  6,691          $   6,716
Dec 02         $  6,831         $  6,349          $   6,154
Jun 03         $  7,857         $  7,254          $   6,685

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International AC Asia Pacific Free ex Japan Index ("MSCI AP") and the Lipper Pacific Region Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the first six months of 2003, the Fund posted very strong returns, outperforming both its broad-based benchmark, the MSCI AP Index and its peer-group average, as measured by the Lipper Pacific Region Funds Index. The Fund generated a year-to-date return of 15.02% compared to that of the MSCI AP Index, which generated a year-to-date return of 14.25% as of June 30, 2003.

Strong recovery in many Asian markets

In the first quarter of 2003, Asian markets were temporarily sidetracked from the recovery path they embarked upon last year. First the Iraq war created a level of geopolitical uncertainty, then the SARS outbreak put a damper on a wide range of economic activity. As the second quarter progressed, however, both of those negatives were subsiding. With those restraints taken off, the region's attractiveness again came to investors' attention.

As a result, Asian markets enjoyed one of their best quarters for some time in the second quarter of this year. Contributing further to the positive environment was the weaker U.S. dollar--and hence, firmer Asian currencies. This allowed interest rates in the region to decline further, boosting both consumer sentiment and spending. Improved consumer activity was evident in property purchases in Thailand and automobile purchases in Korea, China, and even India.

Signs of a turnaround in the long-depressed technology sector fed through into stock-price rebounds for a number of Asian technology companies. More generally, investor interest--both local and foreign--finally picked up from their previous very low levels. Turnover volumes on several Asian exchanges have recently increased substantially to the benefit of local financial companies.

U.S. investors have been somewhat slower to gain enthusiasm for the ongoing potential of Asian markets. Nonetheless, there were important signs toward the end of the period that U.S. interest in the region was at last reviving. Among Asian markets, Thailand, Indonesia, China, and the Philippines led the way over the six months, while Hong Kong and Japan lagged somewhat. Significantly, though, Japan began to show improvement toward the very end of the period.

Secondary markets were strongest

The Fund benefited from its exposure in Indonesia and Malaysia, and in particular to its large overweighting in Thailand, as compared to the MSCI AP Index. The Fund's focus on some of the smaller companies also helped performance, as they tended to outperform their larger counterparts.

A strategy that has helped the Fund in the past has been underweighting technology, allowing us to avoid much of the damage sustained by technology stocks over the past couple of years. In the recent period, however, we started shifting some assets back into technology as these stocks were bottoming out. As these stocks have begun to rebound, they have contributed positively to performance.

Our most significant change among our allocations to individual countries has been to greatly increase our exposure to Japan. After a long, difficult period, we believe the Japan market has considerable scope to recover. Many investors have learned to disregard or ignore the Japanese market in recent years, but we believe the country has meaningful potential to surprise investors on the upside. From a low of a little more than 10% of Fund assets, we have built our current Japanese exposure up to about a 22% position.

What's ahead for Asia

In our years of investing in Asian markets, we've seen that Asian market cycles tend to go in long waves--roughly ten years or more. So the long, difficult period we have recently seen in the region is part of a longer, historical trend.

This means that, though there have been brief, periodic rallies, the overall trend in Asia for about ten years now has been negative. As a result, these markets have already discounted an awful lot of bad news--and it appears that Asia may now have built itself a strong base, with significant room for further recovery.

Thank you very much for your investment in the Strong Asia Pacific Fund.

Anthony L.T. Cragg
Portfolio Manager

Average Annual Total Returns
As of 6-30-03
----------------------------------------------

          1-year                   -5.81%

          3-year                   -9.79%

          5-year                    6.34%

          Since Fund Inception     -2.51%
          (12-31-93)

Equity funds are volatile investments and should only be considered for long-term goals.

     The Fund has a redemption fee of 1.00% against shares that are held fewer than 15 calendar days.

     From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

     An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI AC (All Country) Asia Pacific Free ex Japan Index ("MSCI AP") Index(SM) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the Asia Pacific region, excluding Japan. The Lipper Pacific Region Funds Index is the average of the 30 largest funds in the Lipper Pacific Region Funds Category. These funds concentrate investments in equity securities with primary trading markets or operations concentrated in the western pacific basin region or single country within this region. Source of the MSCI AP index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

Strong Overseas Fund
--------------------------------------------------------------------------------

Effective March 28, 2003, the Strong Foreign MajorMarkets(SM) Fund and the Strong International Stock Fund were reorganized into the Strong Overseas Fund.

Your Fund's Approach

The Strong Overseas Fund seeks capital growth. The Fund invests, under normal conditions, at least 80% of its net assets in stocks of companies located in ten or more foreign countries, which may include stocks from emerging markets. The managers apply a multidimensional strategy comprised of three parts that continually interact: trend identification, stock selection, and risk management. Trends are identified that affect global and regional economic and financial environments, setting a framework for stock selection. Stocks are then analyzed and ranked based on five key factors: valuation, growth, management, risk, and sentiment. Stocks chosen for inclusion in the Fund share similar characteristics, such as an industry leadership position, innovative products and services, balance sheet strength, and management teams with demonstrated effectiveness in a competitive global environment. Risk management through portfolio diversification provides the means to monitor and moderate volatility for the overall Fund. Stocks are sold from the Fund when the rank based on the five key factors deteriorates below average, when management or risk rankings drop below average, when other stocks rank higher, or when implementing changes driven by risk management considerations.

                    Growth of an Assumed $10,000 Investment+
                             From 6-30-98 to 6-30-03

                              [CHART APPEARS HERE]

                                                    Lipper
                The Strong       MSCI EAFE       International
               Overseas Fund      Index*         Funds Index*
Jun 98         $      10,000     $  10,000       $      10,000
Dec 98         $      10,460     $  10,351       $       9,728
Jun 99         $      12,240     $  10,762       $      10,400
Dec 99         $      20,530     $  13,142       $      13,409
Jun 00         $      19,040     $  12,608       $      12,857
Dec 00         $      13,660     $  11,280       $      11,435
Jun 01         $      11,980     $   9,632       $      10,002
Dec 01         $      11,044     $   8,861       $       9,225
Jun 02         $      10,485     $   8,718       $       9,273
Dec 02         $       8,837     $   7,449       $       7,949
Jun 03         $       9,590     $   8,154       $       8,679

+ This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Morgan Stanley Capital International Europe, Australasia, and Far East Index ("MSCI EAFE Index") and the Lipper International Funds Index. Results include the reinvestment of all dividends and capital gains distributions. Performance is historical and does not represent future results. Investment returns and principal value vary, and you may have a gain or loss when you sell shares. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. The graph is based on Investor Class shares only; performance for other classes will vary due to differences in fee structures.

     The Fund's prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest ("Percentage Restrictions"). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund's assets (e.g., due to cash inflows and redemptions); (2) the market value of the security; or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund's continued holding of the security will not constitute a violation of the Percentage Restriction.

For the six months ended June 30, 2003, the Strong Overseas Fund produced positive returns but underperformed its broad-based benchmark, the MSCI EAFE Index. The Fund generated a year-to-date return of 8.52% compared to the MSCI EAFE Index, which generated a year-to-date return of 9.47% as of June 30, 2003. The Fund's allocation among different countries (underweighting Japan and the U.K.) played a positive role in performance over the six months, as did the strength of the euro and Canadian dollar relative to the U.S. dollar.

The Fund's conservative positioning with respect to sectors, in particular its smaller exposure to the global financials area, was a positive factor in the Fund's performance in the first quarter of the year but proved a drawback in the second quarter when financial stocks posted a recovery.

The Fund's underweighting in technology stocks, as compared to the MSCI EAFE Index, also cut into performance as these stocks experienced strong gains in the second quarter.

A changing tone to global markets

At the beginning of the year, global stock markets continued on much the same path they had followed in 2002. Negative news with respect to global economic conditions, geopolitical tensions, and corporate earnings translated to negative sentiment among the world's investors and led to further drops in stock prices. Stock market declines were particularly sharp in the core European countries of Germany, France, and the Netherlands. Interest rate cuts by the European Central Bank came too late to stimulate economic activity in those countries, which were suffering from rising unemployment, falling export growth, and sluggish consumer spending. In the first quarter of 2003, few countries showed higher equity prices, and no global economic sector experienced positive returns.

The situation began to change near the end of the first quarter. Stock markets around the world took their cues from the United States as coalition forces began their attack against Saddam Hussein's regime. By the end of the second quarter, success in Iraq had combined with further interest rate cuts to increase optimism about the prospects for global economic recovery. As a result, the world's stock markets delivered their best quarterly performance in nearly five years and completed the six-month period in positive territory. The strongest-performing markets and sectors were those that had earlier been hit hardest.

Although the developed Asian markets were relatively resilient in the first quarter, they were laggards for the full six-month period. Japan's economy was constrained by domestic deflation, and selling from domestic and foreign institutions held back its equity markets. Other parts of Asia, particularly Hong Kong and China, were affected by the SARS scare and its dampening effect on consumer, industrial, and tourist activities.

Structuring the portfolio for the global environment

Our investment strategy for 2003 was focused on balancing the Fund between stocks with stable earnings prospects despite the subdued economic backdrop and those stocks whose prices already reflected reduced growth expectations, regardless of their country of origin.

We found relative stability in sectors such as consumer staples and energy. We increased the Fund's positions in leading consumer companies as valuations became more attractive in the first quarter. A number of companies in this sector have demonstrated over the years their ability to manage costs effectively and build market share in difficult times. We also retained several energy companies as top holdings. Perhaps surprisingly, the energy sector failed to outperform the international benchmark despite higher oil and gas prices, strong cash flows, and attractive dividend yields.

We added to our investments in the financials sector as the risk-reward balance improved based on attractive valuations and reasonable estimates. The Fund's overall exposure to the sector did, however, remain below the benchmark level. We increased positions in mining and natural resources stock, as they stood to benefit from rising metals and minerals prices in light of favorable supply/demand characteristics and supportive valuations.

Our outlook

In the short term, it is reasonable to expect some consolidation in stock markets following the recent explosive rally. For a more sustainable market recovery, real results must meet or exceed expectations for economic growth and corporate profitability. Thus, the biggest risk to global stock markets remains the broad nature of the struggling global economy. Lack of employment growth, de-leveraging of corporate balance sheets, shortfalls in pension fund reserves, and slow consumer and capital spending trends all put pressure on international economies.

Offsetting these negatives is the determination of political and banking leaders around the world to generate activity through easier fiscal and monetary policies. Lower interest rates, improving earnings growth, and a reduction in the perceived risk of investing given reduced geopolitical tensions may provide the impetus to move markets higher. In light of the conflicting forces at work, volatility is likely to remain a factor in global stock market action.

We thank you for your investment in the Strong Overseas Fund.

Stacey Ho
Portfolio Co-Manager

Katherine Schapiro
Portfolio Co-Manager

Average Annual Total Returns
As of 6-30-03

Investor Class/1/
------------------------------------------
          1-year                   -8.54%

          3-year                  -20.44%

          5-year                   -0.83%

          Since Fund Inception     -0.83%
          (6-30-98)

Institutional Class/1/,/2/
------------------------------------------
          1-year                   -8.34%

          3-year                  -20.38%

          5-year                   -0.79%

          Since Fund Inception     -0.79%
          (6-30-98)

Equity funds are volatile investments and should only be considered for long-term goals.

     The Fund has a redemption fee of 1.00% against shares that are held fewer than 15 calendar days.

/1/ From time to time, the Fund's advisor has waived its management fee and/or absorbed Fund expenses, which has resulted in higher returns.

/2/ The performance of the Institutional Class shares prior to December 31, 2002, is based on the Fund's Investor Class shares' performance. Please contact a prospectus for information about all share classes.

     An investment in this Fund entails the special risks of international investing, including currency exchange fluctuation, government regulations, and the potential for political and economic instability. The Fund's share price is expected to be more volatile than that of a U.S.-only fund. These risks are generally intensified for investments in emerging markets.

* The MSCI EAFE(R) Index (Europe, Australasia, Far East) is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The Lipper International Funds Index is the average of the 30 largest funds in the Lipper International Funds Category. These funds invest assets in securities with primary trading markets outside of the United States. Source of the MSCI EAFE index data is Standard & Poor's Micropal. Source of the Lipper index data is Lipper Inc.

SCHEDULES OF INVESTMENTS IN SECURITIES                 June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                            STRONG ASIA PACIFIC FUND

                                                     Shares or
                                                     Principal        Value
                                                       Amount       (Note 2)
------------------------------------------------------------------------------
Common Stocks 88.8%
Australia 4.9%
Billabong International, Ltd. (c)                       130,000   $    537,109
ION, Ltd.                                               240,000        322,992
Newcrest Mining, Ltd.                                   140,413        722,802
Santos, Ltd.                                            120,000        476,413
                                                                  ------------
                                                                     2,059,316
Bermuda 5.3%
Jardine Strategic Holdings, Ltd.                        255,000        703,800
Orient Overseas International, Ltd.                     430,000        578,987
Proview International Holdings, Ltd.                  3,000,000        396,250
Starlight International Holdings, Ltd.               24,500,000        559,239
                                                                  ------------
                                                                     2,238,276

Canada 1.0%
Ivanhoe Mines, Ltd. (b)                                 165,000        410,082

China 3.1%
Beijing Capital Land, Ltd. (b)                        1,800,000        334,697
The China Heartland Fund, Ltd. (b) (f)                   10,754         96,463
Hainan Meilan Airport Company, Ltd.                   1,550,000        730,466
Lianhua Supermarket Holdings, Ltd. (b)                  300,000        158,692
                                                                  ------------
                                                                     1,320,318

Hong Kong 7.1%
China Insurance International
 Holdings Company, Ltd.                               1,024,000        492,428
First Pacific Company, Ltd. (b)                       3,150,000        549,365
Hong Kong Exchanges & Clearing, Ltd.                    360,000        517,049
The Hongkong and Shanghai Hotels, Ltd.                1,055,000        476,895
iShares MSCI Hong Kong Index Fund                        71,000        541,730
PCCW, Ltd. (b)                                          665,921        412,032
                                                                  ------------
                                                                     2,989,499

India 4.8%
Bank Mandiri PT (b) (g)                               1,500,000        122,802
India Capital Fund Limited
 (Acquired 6/12/97 - 1/30/00;
 Cost $447,154) (b) (c) (f)                              30,792        318,389
Larsen & Toubro, Ltd.                                   118,000        623,598
Morgan Stanley India
 Investment Fund, Inc. (c)                               80,000        944,000
                                                                  ------------
                                                                     2,008,789

Indonesia 1.0%
Indonesian Satellite Corporation Tbk PT                 405,000        432,262

Japan 21.6%
Advantest Corporation                                    12,000        533,155
Bridgestone Corporation                                  40,000        544,513
iShares MSCI Japan Index Fund (b)                        50,000        363,500
Jafco Company, Ltd.                                      15,000        851,846
Kenwood Corporation (b)                                 180,000        508,101
Matsushita Electric Industrial Company, Ltd.             50,000        496,492
Mitsubishi Corporation                                   93,000        646,977
Mitsubishi Heavy Industries, Ltd.                       350,000        909,053
NEC Corporation (b)                                     120,000        601,303
Nippon Yusen Kabushiki Kaisha                           180,000        703,524
Nomura Holdings, Inc.                                    75,000        954,568
Takeda Chemical Industries, Ltd.                         18,000        665,943
Tokyo Broadcasting System, Inc.                          55,000        671,998
Toshiba Corporation                                     200,000        689,828
                                                                  ------------
                                                                     9,140,801

Malaysia 5.6%
Glomac BHD                                            1,110,000        490,801
IOI Corporation BHD                                     300,000        450,059
Resorts World BHD                                       200,000        515,857
SP Setia BHD                                            714,999        538,202
YTL Corporation BHD                                     365,000        384,261
                                                                  ------------
                                                                     2,379,180

Papua New Guinea 1.3%
Lihir Gold, Ltd.                                        620,000        542,357

Philippines 1.7%
Bank of the Philippine Islands                          813,000        700,337

Singapore 11.9%
ASE Test, Ltd. TDR (b)                                  625,000         65,198
Citiraya Industries, Ltd.                             1,500,000        502,784
City Developments, Ltd.                                 175,000        441,427
DBS Group Holdings, Ltd.                                100,000        585,161
Guocoland, Ltd.                                         980,000        556,755
Haw Par Corporation, Ltd.                               226,000        557,232
Lindeteves-Jacoberg, Ltd.                             1,000,000        542,552
SIA Engineering Company, Ltd.                           550,000        549,938
SembCorp Logistics, Ltd.                                360,000        384,502
Singapore Airlines, Ltd.                                 77,000        454,948
Singapore Telecommunications, Ltd. (b)                  450,000        386,036
                                                                  ------------
                                                                     5,026,533

South Korea 5.1%
HiSmarTech Company, Ltd.                                 38,700        300,460
iShares MSCI South Korea Index Fund (b)                  18,000        359,820
Samsung Corporation                                      54,000        322,915
Samsung Securities Company, Ltd. (b)                     30,000        727,387
Wooyoung Company, Ltd.                                  100,000        453,936
                                                                  ------------
                                                                     2,164,518

Taiwan 3.8%
iShares MSCI Taiwan Index Fund (b)                       40,000        357,600
Premier Image Technology Corporation                    380,000        589,105
Taiwan Semiconductor Manufacturing
 Company, Ltd. (b)                                      395,000        652,420
                                                                  ------------
                                                                     1,599,125

Thailand 8.5%
Banpu PCL                                               430,000        462,503
Delta Electronics PCL                                   980,000        669,717
Home Product Center PCL                              10,000,000        637,034
Land and Houses PCL                                   2,200,000        460,185
National Finance PCL                                  1,415,000        464,155
PTT Exploration and Production PCL                      120,000        459,235
Univentures PCL                                         685,000        451,836
                                                                  ------------
                                                                     3,604,665

United Kingdom 2.1%
Guinness Peat Group PLC                                 926,148        880,411
------------------------------------------------------------------------------
Total Common Stocks (Cost $34,246,640)                              37,496,469
------------------------------------------------------------------------------
Warrants 0.1%
Japan 0.1%
Sony Corporation, Expire 7/16/04 (f)                      3,400         22,950

Thailand 0.0%
Home Products, Inc., Expire 5/31/05 (f)               3,125,000              0
------------------------------------------------------------------------------
Total Warrants (Cost $311,100)                                          22,950
------------------------------------------------------------------------------
Short-Term Investments (a) 13.3%
United States
ING Bank Amsterdam Time Deposit                    $  5,600,000      5,600,000
U.S. Cayman Eurodollar Call Deposit                      31,196         31,196
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $5,631,196)                       5,631,196
------------------------------------------------------------------------------
Total Investments in Securities (Cost $40,188,936)
 102.2%                                                             43,150,615
Other Assets and Liabilities, Net (2.2%)                              (940,307)
------------------------------------------------------------------------------
Net Assets 100.0%                                                 $ 42,210,308
==============================================================================

------------------------------------------------------------------------------
                              STRONG OVERSEAS FUND

                                                     Shares or
                                                     Principal        Value
                                                      Amount        (Note 2)
------------------------------------------------------------------------------
Common Stocks 94.8%
Australia 0.9%
BHP Billiton, Ltd.                                      201,222   $  1,169,876
BHP Steel, Ltd.                                          78,691        196,978
                                                                  ------------
                                                                     1,366,854

Belgium 1.5%
Fortis                                                  118,900      2,067,973

Bermuda 0.4%
Jardine Matheson Holdings, Ltd.                          97,400        599,010

Brazil 1.0%
Companhia Vale do Rio Doce Sponsored ADR                 48,700      1,444,442

Canada 5.0%
Bank of Nova Scotia                                      33,200      1,486,968
Encana Corporation                                       87,755      3,375,042
TransCanada Corporation                                 121,850      2,158,749
                                                                  ------------
                                                                     7,020,759

Denmark 1.5%
Danske Bank A/S                                         107,800      2,103,806

Finland 0.9%
UPM-Kymmene Oyj                                          88,600      1,287,206

France 13.3%
Accor SA                                                 51,500      1,866,074
Aventis SA                                               27,200      1,499,016
BNP Paribas SA                                           47,000      2,392,337
Essilor International SA                                 35,050      1,414,356
Groupe Danone                                            24,140      3,346,073
L'Oreal SA                                               34,725      2,452,572
Remy Cointreau                                            7,390        229,179
Thales SA                                                76,000      2,259,880
Total SA                                                 22,600      3,421,176
                                                                  ------------
                                                                    18,880,663

Germany 6.2%
Adidas-Salomon AG                                        15,940      1,364,182
E.On AG                                                  40,600      2,082,917
Medion AG                                                28,700      1,249,235
Puma AG                                                  18,550      1,837,208
Schering AG                                              32,500      1,587,730
Siemens AG                                               14,900        730,999
                                                                  ------------
                                                                     8,852,271

Hong Kong 2.5%
Hutchison Whampoa, Ltd.                                 314,600      1,916,300
Swire Pacific, Ltd. A Shares                            370,500      1,620,145
                                                                  ------------
                                                                     3,536,445

Ireland 2.2%
Bank of Ireland                                          63,400        769,401
Connemara Green Marble Quarries PLC
 (Acquired 11/21/96 - 6/20/97;
 Cost $635,000) (b) (c) (d) (f)                         254,000              0
Ryanair Holdings PLC ADR (b)                             51,000      2,289,900
                                                                  ------------
                                                                     3,059,301

Italy 5.9%
Credito Italiano SA                                     373,400      1,791,107
ENI Spa                                                 199,200      3,036,102
IntesaBCI Spa                                           619,100      1,994,022
Telecom Italia Spa                                      171,500      1,564,402
                                                                  ------------
                                                                     8,385,633

Japan 15.1%
Ajinomoto Company, Inc.                                 140,200      1,346,501
Canon, Inc.                                              70,200      3,230,349
East Japan Railway Company                                  418      1,864,139
Fuji Photo Film Company, Ltd.                            42,900      1,243,219
Honda Motor Company, Ltd.                                32,900      1,250,167
Komatsu, Ltd.                                           440,000      1,690,329
Lawson, Inc.                                             48,900      1,347,670
Mitsubishi Heavy Industries, Ltd.                       787,300      2,044,850
Nintendo Company, Ltd.                                   14,300      1,030,641
Nippon Telegraph & Telephone Corporation                    355      1,396,400
Sony Corporation                                         37,000      1,044,430
Tokyo Gas Company, Ltd.                                 629,600      1,814,030
Toyota Motor Corporation                                 81,850      2,125,885
                                                                  ------------
                                                                    21,428,610

Mexico 3.1%
America Movil SA de CV                                  919,000        873,815
Telefonos de Mexico SA de CV                          1,129,000      1,786,269
Wal-Mart de Mexico SA de CV                             570,500      1,700,477
                                                                  ------------
                                                                     4,360,561

Netherlands 3.8%
Koninklijke Philips Electronics
 NV Sponsored ADR - New York
 Registry Shares                                         79,700      1,523,067
Royal Dutch Petroleum Company -
 New York Shares                                         46,000      2,144,520
STMicroelectronics NV                                    68,100      1,430,405
STMicroelectronics NV - New York
 Registry Shares                                         13,500        280,665
                                                                  ------------
                                                                     5,378,657

Singapore 1.2%
DBS Group Holdings, Ltd.                                280,800      1,643,132

South Africa 1.1%
Gold Fields, Ltd. Sponsored ADR                         125,900      1,533,462

South Korea 1.9%
KT Corporation Sponsored ADR                             61,400      1,210,194
Samsung Electronics                                       4,805      1,428,622
                                                                  ------------
                                                                     2,638,816

Spain 3.7%
ACS, Actividades de Construccion y Servicios SA          52,800      2,256,336
Banco Santander Central Hispano SA                      151,100      1,326,173
Telefonica SA                                             3,458         40,215
Telefonica SA Sponsored ADR                              44,907      1,552,435
                                                                  ------------
                                                                     5,175,159

Sweden 3.9%
Autoliv, Inc.                                           152,800      4,122,750
Sandvik AB                                               55,800      1,463,641
                                                                  ------------
                                                                     5,586,391

Switzerland 5.0%
Nestle SA                                                 9,640      1,993,622
Novartis AG Sponsored ADR                                51,420      2,047,030
Swiss Reinsurance                                        30,900      1,715,905
Zurich Financial Services AG (b)                         11,000      1,314,465
                                                                  ------------
                                                                     7,071,022

United Kingdom 14.7%
Anglo American PLC                                      251,300      3,873,234
BP PLC Sponsored ADR                                     48,800      2,050,576
Boots Group PLC                                         112,240      1,204,708

SCHEDULES OF INVESTMENTS IN SECURITIES (continued)     June 30, 2003 (Unaudited)
--------------------------------------------------------------------------------

                        STRONG OVERSEAS FUND (continued)

                                                     Shares or
                                                     Principal        Value
                                                      Amount         (Note 2)
------------------------------------------------------------------------------
Diageo PLC                                              117,600   $  1,259,319
Exel PLC                                                196,200      2,019,824
HSBC Holdings PLC                                        62,000        734,732
HSBC Holdings PLC (Hong Kong Regulated)                 113,400      1,345,135
Lloyds TSB Group PLC                                    193,300      1,376,502
Royal Bank of Scotland PLC                               84,400      2,374,737
Tesco PLC                                               715,400      2,596,048
Vodafone Group PLC                                      996,500      1,954,429
                                                                  ------------
                                                                    20,789,244
------------------------------------------------------------------------------
Total Common Stocks (Cost $129,218,862)                            134,209,417
------------------------------------------------------------------------------
Short-Term Investments (a) 4.4%
Repurchase Agreements
State Street Bank (Dated 6/30/03), 0.75%,
 Due 7/01/03 (Repurchase proceeds
 $6,241,230); Collateralized by
 United States Government &
 Agency Issues (e)                                 $  6,241,100      6,241,100
------------------------------------------------------------------------------
Total Short-Term Investments (Cost $6,241,100)                       6,241,100
------------------------------------------------------------------------------
Total Investments in Securities (Cost $135,459,962) 99.2%          140,450,517
Other Assets and Liabilities, Net 0.8%                               1,193,438
------------------------------------------------------------------------------
Net Assets 100.0%                                                 $141,643,955
==============================================================================

--------------------------------------------------------------------------------
LEGEND
--------------------------------------------------------------------------------
(a) Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)  Non-income producing security.
(c)  Restricted Security.
(d)  Affiliated issuer (See Note 9 of Notes to Financial Statements).
(e)  See Note 2(J) of Notes to Financial Statements.
(f)  Illiquid Security.
(g)  All or a portion of security is when-issued.

Percentages are stated as a percentage of net assets.

                       See Notes to Financial Statements.

STATEMENTS OF ASSETS AND LIABILITIES
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                           (In Thousands, Except
                                                             Per Share Amounts)

                                                                      Strong
                                                                   Asia Pacific
                                                                       Fund
                                                                   ------------
Assets:
  Investments in Securities, at Value (Cost of $40,189)            $     43,151
  Receivable for Securities Sold                                            282
  Receivable for Fund Shares Sold                                           233
  Dividends and Interest Receivable                                          57
  Other Assets                                                              480
                                                                   ------------
  Total Assets                                                           44,203

Liabilities:
  Payable for Securities Purchased                                          124
  Payable for Fund Shares Redeemed                                        1,777
  Accrued Operating Expenses and Other Liabilities                           92
                                                                   ------------
  Total Liabilities                                                       1,993
                                                                   ------------
Net Assets                                                         $     42,210
                                                                   ============
Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                    $     58,269
  Undistributed Net Investment Income (Loss)                                412
  Undistributed Net Realized Gain (Loss)                                (19,434)
  Net Unrealized Appreciation (Depreciation)                              2,963
                                                                   ------------
  Net Assets                                                       $     42,210
                                                                   ============
Capital Shares Outstanding (Unlimited Number Authorized)                  6,485

Net Asset Value Per Share                                          $       6.51
                                                                   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

                                                           (In Thousands, Except
                                                                 as Noted)

                                                                      Strong
                                                                     Overseas
                                                                       Fund
                                                                   ------------
Assets:
  Investments in Securities, at Value
    Unaffiliated Issuers (Cost of $134,825)                        $    140,451
    Affiliated Issuers (Cost of $635)                                        --
  Receivable for Securities Sold                                            675
  Dividends and Interest Receivable                                         581
  Other Assets                                                               37
                                                                   ------------
  Total Assets                                                          141,744

Liabilities:
  Payable for Fund Shares Redeemed                                           14
  Accrued Operating Expenses and Other Liabilities                           86
                                                                   ------------
  Total Liabilities                                                         100
                                                                   ------------
Net Assets                                                         $    141,644
                                                                   ============

Net Assets Consist of:
  Capital Stock (Par Value and Paid-in Capital)                    $    225,515
  Undistributed Net Investment Income (Loss)                              1,200
  Undistributed Net Realized Gain (Loss)                                (90,068)
  Net Unrealized Appreciation (Depreciation)                              4,997
                                                                   ------------
  Net Assets                                                       $    141,644
                                                                   ============
Investor Class ($ and shares in full)
  Net Assets                                                       $141,535,203
  Capital Shares Outstanding (Unlimited Number Authorized)           15,011,764

Net Asset Value Per Share                                          $       9.43
                                                                   ============

Institutional Class ($ and shares in full)
  Net Assets                                                       $    108,752
  Capital Shares Outstanding (Unlimited Number Authorized)               11,505

Net Asset Value Per Share                                          $       9.45
                                                                   ============

                       See Notes to Financial Statements.

STATEMENTS OF OPERATIONS
--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                  (In Thousands)

                                                                      Strong
                                                                   Asia Pacific
                                                                       Fund
                                                                   ------------
Income:
  Dividends (net of foreign withholding taxes of $39)              $        503
  Interest                                                                   16
                                                                   ------------
  Total Income                                                              519

Expenses:
  Investment Advisory Fees                                                  135
  Administrative Fees                                                        54
  Custodian Fees                                                             52
  Shareholder Servicing Costs                                               130
  Reports to Shareholders                                                    36
  Professional Fees                                                           7
  Federal and State Registration Fees                                        15
  Other                                                                      33
                                                                   ------------
  Total Expenses before Expense Offsets                                     462
  Expense Offsets (Note 4)                                                 (113)
                                                                   ------------
  Expenses, Net                                                             349
                                                                   ------------
Net Investment Income (Loss)                                                170

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                          (1,183)
    Forward Foreign Currency Contracts                                     (268)
    Foreign Currencies                                                        5
                                                                   ------------
    Net Realized Gain (Loss)                                             (1,446)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                           6,669
    Forward Foreign Currency Contracts                                      244
    Foreign Currencies                                                        1
                                                                   ------------
    Net Change in Unrealized Appreciation/Depreciation                    6,914
                                                                   ------------
  Net Gain (Loss) on Investments                                          5,468
                                                                   ------------
  Net Increase (Decrease) in Net Assets Resulting from Operations  $      5,638
                                                                   ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
For the Six Months Ended June 30, 2003 (Unaudited)

                                                                  (In Thousands)

                                                                      Strong
                                                                     Overseas
                                                                       Fund
                                                                   ------------
Income:
  Dividends (net of foreign withholding taxes of $236)             $      1,880
  Interest                                                                  118
                                                                   ------------
  Total Income                                                            1,998

Expenses (Note 4):
  Investment Advisory Fees                                                  406
  Administrative Fees                                                       163
  Custodian Fees                                                             19
  Shareholder Servicing Costs                                               397
  Reports to Shareholders                                                    65
  Professional Fees                                                          11
  Federal and State Registration Fees                                        15
  Other                                                                       7
                                                                   ------------
  Total Expenses before Expense Offsets                                   1,083
  Expense Offsets                                                          (285)
                                                                   ------------
  Expenses, Net                                                             798
                                                                   ------------
Net Investment Income (Loss)                                              1,200

Realized and Unrealized Gain (Loss):
  Net Realized Gain (Loss) on:
    Investments                                                          (4,935)
    Foreign Currencies                                                       14
                                                                   ------------
    Net Realized Gain (Loss)                                             (4,921)
  Net Change in Unrealized Appreciation/Depreciation on:
    Investments                                                          16,823
    Foreign Currencies                                                        3
                                                                   ------------
    Net Change in Unrealized Appreciation/Depreciation                   16,826
                                                                   ------------
Net Gain (Loss) on Investments                                           11,905
                                                                   ------------
Net Increase (Decrease) in Net Assets Resulting from Operations    $     13,105
                                                                   ============

                       See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                        (In Thousands)

                                                                   Strong Asia Pacific Fund
                                                               ----------------------------------
                                                               Six Months Ended     Year Ended
                                                                 June 30, 2003     Dec. 31, 2002
                                                               ----------------    --------------
                                                                  (Unaudited)
Operations:
  Net Investment Income (Loss)                                 $            170    $         (273)
  Net Realized Gain (Loss)                                               (1,446)           (3,429)
  Net Change in Unrealized Appreciation/Depreciation                      6,914            (3,187)
                                                               ----------------    --------------
  Net Increase (Decrease) in Net Assets Resulting
    from Operations                                                       5,638            (6,889)
Distributions from Net Investment Income                                     --              (398)
Capital Share Transactions:
  Proceeds from Shares Sold                                              34,486           316,302
  Proceeds from Reinvestment of Distributions                                --               382
  Proceeds from Redemption Fees                                             115                --
  Payment for Shares Redeemed                                           (55,487)         (290,085)
                                                               ----------------    --------------
  Net Increase (Decrease) in Net Assets from Capital
   Share Transactions                                                   (20,886)           26,599
                                                               ----------------    --------------
Total Increase (Decrease) in Net Assets                                 (15,248)           19,312
Net Assets:
  Beginning of Period                                                    57,458            38,146
                                                               ----------------    --------------
  End of Period                                                $         42,210    $       57,458
                                                               ================    ==============
  Undistributed Net Investment Income (Loss)                   $            412    $          242
Transactions in Shares of the Fund:
  Sold                                                                    5,946            47,853
  Issued in Reinvestment of Distributions                                    --                68
  Redeemed                                                               (9,608)          (43,946)
                                                               ----------------    --------------
  Net Increase (Decrease) in Shares of the Fund                          (3,662)            3,975
                                                               ================    ==============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                                                          (In Thousands)

                                                                       Strong Overseas Fund
                                                               ----------------------------------
                                                               Six Months Ended     Year Ended
                                                                June 30, 2003      Dec. 31, 2002
                                                               ----------------    --------------
                                                                 (Unaudited)
Operations:
  Net Investment Income (Loss)                                 $          1,200    $          (65)
  Net Realized Gain (Loss)                                               (4,921)           (6,818)
  Net Change in Unrealized Appreciation/Depreciation                     16,826            (1,908)
                                                               ----------------    --------------
  Net Increase (Decrease) in Net Assets Resulting
   from Operations                                                       13,105            (8,791)
Distributions from Net Investment Income                                     --                --
Capital Share Transactions (Note 7):
  Net Increase (Decrease) in Net Assets from Capital
   Share Transactions                                                    44,288            67,788
                                                               ----------------    --------------
Total Increase (Decrease) in Net Assets                                  57,393            58,997
Net Assets:
  Beginning of Period                                                    84,251            25,254
                                                               ----------------    --------------
  End of Period                                                $        141,644    $       84,251
                                                               ================    ==============
  Undistributed Net Investment Income (Loss)                   $          1,200    $           --

                       See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

1.   Organization

     The accompanying financial statements represent the Strong International Funds (the "Funds"), which include the following funds, each with its own investment objectives and policies:

     - Strong Asia Pacific Fund (a series of Strong Asia Pacific Fund, Inc.)
     - Strong Overseas Fund (a series of Strong International Equity Funds,
     Inc.)

     Each Fund is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended ("1940 Act").

     Investor Class shares are available to the general public and Institutional Class shares are available only to investors that meet certain higher initial investment minimums. Strong Asia Pacific Fund offers Investor Class shares. Strong Overseas Fund offers Investor Class and Institutional Class shares. Shares outstanding prior to December 31, 2002 are designated as Investor Class shares. All classes differ principally in their respective shareholder servicing. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes.

2.   Significant Accounting Policies

     The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

     (A) Security Valuation -- Securities of the Funds traded on a national securities exchange are valued each business day at the last sales price. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are valued at fair value as determined in good faith under the general supervision of the Board of Directors. Occasionally, events affecting the value of foreign investments and exchange rates occur between the time at which those items are determined and the close of trading on the New York Stock Exchange. Such events would not normally be reflected in a calculation of the Funds' net asset values on that day. If events that materially affect the value of the Funds' foreign investments or the foreign currency exchange rates occur during such period, the investments will be valued at their fair value as determined in good faith under the general supervision of the Board of Directors. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

          The Funds may own certain investment securities that are restricted as to resale or are deemed illiquid. Restricted securities are Section 4(2) commercial paper or are eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Securities are deemed illiquid based upon guidelines established by the Funds' Board of Directors. These securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions and the issuer's financial performance. The Funds generally bear costs, if any, associated with the disposition of restricted securities. The aggregate cost and fair value of restricted and illiquid securities held at June 30, 2003 are as follows:

                                     Aggregate    Aggregate    Percent of
                                        Cost      Fair Value   Net Assets
                                     ---------    ----------   ----------
          Strong Asia Pacific Fund   $ 447,154    $  318,389          0.8%
          Strong Overseas Fund         635,000            --          0.0%

     (B) Federal Income and Excise Taxes and Distributions to Shareholders -- The Funds intend to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of their taxable income to their shareholders in a manner which results in no tax cost to the Funds. Therefore, no federal income or excise tax provision is recorded.

          Undistributed income or net realized gains for financial statement purposes may differ from federal income tax purposes due to differences in the timing, recognition and characterization of income, expense and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

          Each Fund generally pays dividends from net investment income and distributes net capital gains, if any, that it realizes at least annually.

     (C) Realized Gains and Losses on Investment Transactions -- Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

     (D) Certain Investment Risks -- The Funds may utilize derivative instruments including options, futures and other instruments with similar characteristics to the extent that they are consistent with the Funds' investment objectives and limitations. The Funds intend to use such derivative instruments primarily to hedge or protect from adverse movements in securities prices, foreign currencies or interest rates. The use of these instruments may involve risks such as the possibility that the value of the underlying assets fluctuates, the derivative becomes illiquid, imperfect correlation exists between the value of the instruments and the underlying securities, or that the counterparty fails to perform its obligations.

          Investments in foreign-denominated assets or forward currency contracts may involve greater risks than domestic investments due to currency rate fluctuations, political and economic instability, different financial reporting standards and taxes, less liquidity, less strict regulation of securities markets and smaller markets with lower trading volume.

     (E) Futures -- Upon entering into a futures contract, the Funds deposit in a segregated account with their custodian, in the name of the broker, cash and/or other liquid investments equal to the minimum "initial margin" requirements of the exchange. Each Fund designates liquid securities as collateral on open futures contracts. The Funds also receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin" and are recorded as unrealized gains or losses. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (F) Options -- The Funds may write put or call options. Premiums received by the Funds upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses. When an option is closed, expired or exercised, the Funds realize a gain or loss and the liability is eliminated. The Funds continue to bear the risk of adverse movements in the price of the underlying asset during the period of the option, although any potential loss during the period would be reduced by the amount of the option premium received. Each fund designates liquid securities as collateral on open options contracts.

     (G) Foreign Currency Translation -- Investment securities and other assets and liabilities initially expressed in foreign currencies are converted daily to U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income are converted to U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

     (H) Forward Foreign Currency Exchange Contracts -- Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Funds record an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     (I) Short Positions -- The Funds may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statements of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. The Funds are liable for any dividends payable on securities while those securities are in a short position. If the Funds sell securities short while also holding the long position, they may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Funds sell securities short when not holding the long position, they will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

     (J) Repurchase Agreements -- The Funds may enter into repurchase agreements with institutions that the Funds' investment advisor, Strong Capital Management, Inc. (the "Advisor"), has determined are creditworthy. Each repurchase agreement is recorded at cost, which approximates fair value. The Funds require that the collateral, represented by securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account with a custodian bank in a manner sufficient to enable the Funds to obtain those securities in the event of a default of the counterparty. On a daily basis, the Advisor monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amounts owed to the Funds under each repurchase agreement.

     (K) Directed Brokerage -- The Funds direct certain portfolio trades to brokers who, in turn, pay a portion of the Funds' expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

     (L) Earnings Credit Arrangements -- Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian's fees incurred by certain Funds and are included in Expense Offsets reported in the Funds' Statements of Operations and in Note 4.

     (M) Securities Lending -- The Funds have entered into a Securities Lending Agreement (the "Agreement") with Deutsche Bank. Under the terms of the Agreement, the Funds may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash equal to at least 102% of the market value of any loaned securities, plus accrued interest. Cash collateral received is invested in Repurchase Agreements, Investment Funds, Government Obligations and/or Bank Obligations. At June 30, 2003, the Funds had no securities on loan.

          The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent's investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security.

     (N) Expenses -- The Funds and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

     (O) Use of Estimates -- The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

     (P) Other -- Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative shares outstanding.

     (Q) Redemption Fees -- All share classes of Strong Asia Pacific Fund and Strong Overseas Fund held for less than 15 calendar days are subject to a redemption fee of 1.00%, based on the redeemed share's market value. Redemption fees are paid directly to the Funds. The amount collected for the six months ended June 30, 2003 was $114,760 for Strong Asia Pacific Fund and $49,950 for Strong Overseas Fund.

3.   Related Party Transactions

     The Advisor provides investment advisory and related services to the Funds. Strong Investor Services, Inc. (the "Administrator"), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Funds. Certain officers and directors of the Funds are affiliated with the Advisor and the Administrator. Investment advisory fees, which are established by terms of the advisory agreement, are based on an annualized rate of 0.75%. The Investment Advisory fees are 0.75% for the first $4 billion in net assets, 0.725% for the next $2 billion, and 0.70% for net assets $6 billion and above. Administration fees, which are established by terms of the administration agreement, are based on an annualized rate of 0.30% for Investor Class shares of Strong Asia Pacific Fund and Strong Overseas Fund, and 0.02% for Strong Overseas Fund - Institutional Class shares.

     The Fund's Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. The Advisor and/or Administrator has contractually agreed to waive its fees and/or absorb expenses for Strong Asia Pacific Fund and Strong Overseas Fund Investor Class to keep Total Annual Operating Expenses at no more than 2.00% and 1.50%, respectively. These contracts may only be terminated by the Board of Directors of the Funds, but not before May 1, 2004. Transfer agent and related service fees for Investor Class Shares are paid at a rate of $27.00 for each open shareholder account and $4.20 for each closed shareholder account. Transfer agency fees and related services for the Institutional Class Shares are paid at an annual rate of 0.015% of the average daily net asset value of the class. The Administrator also allocates to each Fund certain charges or credits resulting from transfer agency banking activities based on each Fund's level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Funds by the Administrator, if any, are included in Other Expenses in the Funds' Statements of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agent expenses incurred by the Funds and are included in Expense Offsets in the Funds' Statements of Operations. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

     The Funds may invest cash in money market funds managed by the Advisor, subject to certain limitations.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

     Certain information regarding related party transactions, excluding the effects of waivers and absorptions, for the six months ended June 30, 2003 is as follows:

                                   Payable to/
                                (Receivable from)
                                    Advisor or     Shareholder Servicing    Transfer Agency     Unaffiliated
                                  Administrator     and Other Expenses           Banking          Directors'
                                at June 30, 2003   Paid to Administrator    Charges/(Credits)       Fees
                                ----------------   ---------------------    -----------------   ------------
     Strong Asia Pacific Fund   $         25,467   $            130,832     $          1,410    $     1,232
     Strong Overseas Fund                 22,380                398,208                2,764          1,063

     At June 30, 2003, the Advisor owns 100.0% of Strong Overseas
     Institutional Class Shares.

4.   Expenses and Expense Offsets

     For the six months ended June 30, 2003, the class specific expenses are as follows:

                                 Administrative      Shareholder      Reports to
                                      Fees         Servicing Cost    Shareholders     Other
                                 --------------    --------------    ------------    --------
     Strong Overseas Fund
       Investor Class            $      162,523    $      397,335    $     64,597    $  3,628
       Institutional Class                   10                 8             841          --

     For the six months ended June 30, 2003, the class specific expense offsets are as follows:

                                   Expense Waivers     Directed
                                   and Absorptions     Brokerage      Earnings
                                      by Advisor        Credits       Credits
                                   ---------------    -----------    ----------
     Strong Asia Pacific Fund      $       102,465    $    10,382    $       --
     Strong Overseas Fund
       Investor Class                      266,953             --            --
       Institutional Class                     803             --            --
       Fund Level                            1,401         16,146            15

5.   Line of Credit

     The Strong Funds have established a line of credit agreement ("LOC") with certain financial institutions, which expires October 10, 2003, to be used for temporary or emergency purposes, primarily for financing redemption payments. Combined borrowings among all participating Strong Funds are subject to a $350 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund's total assets or any explicit borrowing limits in the Funds' prospectus. Principal and interest on each borrowing under the LOC are due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds. For the six months ended June 30, 2003, there were no borrowings by the funds under the LOC.

6.   Investment Transactions

     The aggregate purchases and sales of long-term securities during the six months ended June 30, 2003, are as follows:

                                  Purchases          Sales
                                -------------    -------------
     Strong Asia Pacific Fund   $  31,079,756    $  50,618,437
     Strong Overseas Fund          17,983,205       14,911,078

     There were no purchases or sales of long-term U.S. government securities during the six months ended June 30, 2003.

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

7.   Capital Share Transactions

                                                                Strong Overseas Fund
                                                       --------------------------------------
                                                       Six Months Ended         Year Ended
                                                         June 30, 2003        Dec. 31, 2002
                                                       -----------------    -----------------
                                                          (Unaudited)
     Capital Share Transactions of Each Class of
      Shares of the Fund Were as Follows:

     INVESTOR CLASS
       Proceeds from Shares Sold                       $      25,333,509    $     170,691,201
       Transfer in from Merger (Note 10)                      42,130,605                   --
       Proceeds from Reinvestment of Distributions                    --                   --
       Proceeds from Redemption Fees                              49,909                   --
       Payment for Shares Redeemed                           (23,325,631)        (102,902,585)
                                                       -----------------    -----------------
       Net Increase (Decrease) in Net Assets from
        Capital Share Transactions                            44,188,392           67,788,616

     INSTITUTIONAL CLASS
       Proceeds from Shares Sold                                 103,992                   --
       Proceeds from Reinvestment of Distributions                    --                   --
       Proceeds from Redemption Fees                                  41                   --
       Payment for Shares Redeemed                                (4,099)                  --
                                                       -----------------    -----------------
       Net Increase (Decrease) in Net Assets from
        Capital Share Transactions                                99,934                   --
                                                       -----------------    -----------------
       Net Increase (Decrease) in Net Assets from
        Capital Share Transactions                     $      44,288,326    $      67,788,616
                                                       =================    =================

     Transactions in Shares of Each Class of
      the Fund Were as Follows:

     INVESTOR CLASS
       Sold                                                    2,889,373           17,890,235
       Transfer in from Merger (Note 10)                       5,075,976                   --
       Issued in Reinvestment of Distributions                        --                   --
       Redeemed                                               (2,646,524)         (10,522,367)
                                                       -----------------    -----------------
       Net Increase (Decrease) in Shares                       5,318,825            7,367,868
                                                       =================    =================

     INSTITUTIONAL CLASS
       Sold                                                       11,966                   --
       Issued in Reinvestment of Distributions                        --                   --
       Redeemed                                                     (461)                  --
                                                       -----------------    -----------------
       Net Increase (Decrease) in Shares                          11,505                   --
                                                       =================    =================

8.   Income Tax Information

     The following information for the Funds is presented on an income tax basis as of June 30, 2003:

                                                                                       Net Unrealized
                                                        Gross            Gross          Appreciation/
                                   Cost of           Unrealized        Unrealized       (Depreciation)
                                 Investments        Appreciation     (Depreciation)    on Investments
                               -------------       -------------     --------------    ---------------
     Strong Asia Pacific Fund  $  40,496,087       $   3,693,610     $   (1,039,082)   $     2,654,528
     Strong Overseas Fund        135,619,924          12,353,532         (7,522,939)         4,830,593

--------------------------------------------------------------------------------
June 30, 2003 (Unaudited)

     The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions.

     The capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2002 and tax basis post-October losses as of December 31, 2002, which are not recognized for tax purposes until the first day of the following fiscal year, are:

                                 Net Capital         Post-
                                     Loss           October
                                 Carryovers         Losses
                                -------------    -------------
     Strong Asia Pacific Fund   $  15,896,056    $   1,634,502
     Strong Overseas Fund          28,274,082          628,574

9.   Investments in Affiliates

     Affiliated issuers, as defined under 1940 Act, include any fund in the Strong Family of Funds and any issuer in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. A summary of transactions in the securities of these issuers during the six months ended June 30, 2003 is as follows:

                                                                                                          Investment
                                   Balance of       Gross      Gross Sales    Balance of       Value        Income         Realized
                                   Shares Held    Purchases        and        Shares Held     June 30,   Jan. 1, 2003 -      Loss
                                  Jan. 1, 2003  and Additions   Reductions   June 30, 2003      2003     June 30, 2003     on Sales
                                  ------------  -------------  -----------   -------------    --------   --------------  -----------
     Strong Asia Pacific Fund
     ------------------------
     Thai Airways Intl Fgn Rg         850,000             --     (850,000)             --    $     --   $           --   $ (330,615)

     Strong Overseas Fund
     --------------------
     Connemara Green Marble
      Quarries PLC                    254,000             --           --         254,000          --               --           --

10.  Acquisition Information

     Effective March 28, 2003, Strong Overseas Fund acquired, through a non-taxable exchange, substantially all of the net assets of Strong Foreign MajorMarkets(SM) Fund and Strong International Stock Fund. Strong Overseas Fund issued 5,075,976 Investor Class shares (valued at $42,130,605) for the outstanding shares of Strong Foreign MajorMarkets(SM) Fund and Strong International Stock Fund on March 28, 2003. The aggregate net assets of Strong Overseas Fund, Strong Foreign MajorMarkets(SM) Fund and Strong International Stock Fund immediately before the acquisition were $81,691,826, $1,831,037 and $40,299,568, respectively. The combined net assets of Strong Overseas Fund immediately after the acquisition were $123,822,431. The net assets of Strong Foreign MajorMarkets(SM) Fund and Strong International Stock Fund included net unrealized depreciation on investments of $76,881 and $7,126,934, respectively. The net assets of Strong Foreign MajorMarkets(SM) Fund and Strong International Stock Fund included accumulated net realized losses of $1,451,867 and $54,588,078, respectively. Subject to IRS regulations, Strong Overseas Fund may use $675,286 and $14,864,818, of capital loss carryovers from Strong Foreign MajorMarkets(SM) Fund and Strong International Stock Fund, respectively.

11.  Results of Special Meeting of Shareholders of Strong Foreign
     MajorMarkets(SM) Fund and Strong International Stock Fund At a Special Meeting of Shareholders of the Fund held on February 28, 2003, shareholders approved the following proposal:

     To approve the Plan of Reorganization of Strong International Equity Funds, Inc., on behalf of the Strong Foreign MajorMarkets(SM) Fund, including an amendment to the Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

                     For       Against  Abstain
                  ---------    -------  -------
                    217,258      2,747    855

     To approver the Plan of Reorganization of Strong International Equity Funds, Inc., on behalf of the Strong International Stock Fund, including an amendment to the Articles of Incorporation, as described in the Proxy Statement/Prospectus, and the transactions it contemplates.

                     For       Against  Abstain
                  ---------    -------  -------
                  3,078,007    148,990   70,655

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
STRONG ASIA PACIFIC FUND
--------------------------------------------------------------------------------

                                                                                          Period Ended
                                                                           -------------------------------------------
                                                                            June 30,        Dec. 31,         Dec. 31,
Selected Per-Share Data/(a)/                                               2003/(b)/          2002             2001
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $    5.66       $     6.18       $     7.13
Income From Investment Operations:
  Net Investment Income (Loss)                                                  0.04            (0.00)/(d)/      (0.06)
  Net Realized and Unrealized Gains (Losses) on Investments                     0.81            (0.48)           (0.83)
----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                              0.85            (0.48)           (0.89)
Less Distributions:
  From Net Investment Income                                                      --            (0.04)           (0.06)
  In Excess of Net Investment Income                                              --               --               --
----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                             --            (0.04)           (0.06)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $    6.51       $     5.66       $     6.18
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
  Total Return                                                                 +15.0%            -7.8%           -12.5%
  Net Assets, End of Period (In Millions)                                  $      42       $       57       $       38
  Ratio of Expenses to Average Net Assets before Expense Offsets                 2.6%*            2.3%             2.4%
  Ratio of Expenses to Average Net Assets                                        1.9%*            2.0%             2.0%
  Ratio of Net Investment Income (Loss) to Average Net Assets                    0.9%*           (0.4%)           (0.2%)
  Portfolio Turnover Rate                                                       89.0%           158.9%           165.5%

                                                                                             Period Ended
                                                                      ------------------------------------------------------------
                                                                       Dec. 31,        Oct. 31,         Oct. 31,          Oct. 31,
Selected Per-Share Data/(a)/                                          2000/(c)/          2000             1999              1998
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $    7.79       $     9.62       $     5.43       $     7.35
Income From Investment Operations:
  Net Investment Income (Loss)                                            (0.00)/(d)/      (0.19)            0.05             0.07
  Net Realized and Unrealized Gains (Losses) on Investments               (0.30)           (1.24)            4.14            (1.90)
----------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                        (0.30)           (1.43)            4.19            (1.83)
Less Distributions:
  From Net Investment Income                                              (0.36)           (0.40)              --            (0.07)
  In Excess of Net Investment Income                                         --               --               --            (0.02)
----------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                     (0.36)           (0.40)              --            (0.09)
----------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $    7.13       $     7.79       $     9.62       $     5.43
==================================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                             -3.8%           -16.2%           +77.2%           -25.1%
  Net Assets, End of Period (In Millions)                             $      56       $       57       $      103       $       22
  Ratio of Expenses to Average Net Assets before Expense Offsets            2.0%*            1.7%             2.0%             2.0%
  Ratio of Expenses to Average Net Assets                                   2.0%*            1.7%             1.7%             2.0%
  Ratio of Net Investment Income (Loss) to Average Net Assets              (0.3%)*          (0.3%)            0.2%             1.1%
  Portfolio Turnover Rate                                                  22.9%           181.5%           206.1%           192.9%

STRONG OVERSEAS FUND -- INVESTOR CLASS
--------------------------------------------------------------------------------

                                                                                       Period Ended
                                                                           -------------------------------------------
                                                                            June 30,        Dec. 31,         Dec. 31,
Selected Per-Share Data/(a)/                                               2003/(b)/          2002             2001
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                       $    8.69       $    10.86       $    13.66
Income From Investment Operations:
  Net Investment Income (Loss)                                                  0.08            (0.01)            0.01
  Net Realized and Unrealized Gains (Losses) on Investments                     0.66/(f)/       (2.16)           (2.63)
----------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                              0.74            (2.17)           (2.62)
Less Distributions:
  From Net Investment Income                                                      --               --            (0.18)
----------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                             --               --            (0.18)
----------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                             $    9.43       $     8.69       $    10.86
======================================================================================================================
Ratios and Supplemental Data
----------------------------------------------------------------------------------------------------------------------
  Total Return                                                                  +8.5%           -20.0%           -19.2%
  Net Assets, End of Period (In Millions)                                  $     142       $       84       $       25
  Ratio of Expenses to Average Net Assets before Expense Offsets                 2.0%*            2.1%             2.5%
  Ratio of Expenses to Average Net Assets                                        1.5%*            1.8%             1.9%
  Ratio of Net Investment Income (Loss) to Average Net Assets                    2.2%*           (0.1%)            0.1%
  Portfolio Turnover Rate/(g)/                                                  14.2%            45.9%           169.2%

                                                                                             Period Ended
                                                                      -----------------------------------------------------------
                                                                       Dec. 31,        Oct. 31,         Oct. 31,       Oct. 31,
Selected Per-Share Data/(a)/                                          2000/(c)/          2000             1999          1998/(e)/
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                  $   15.17       $    14.37       $     8.20     $     10.00
Income From Investment Operations:
  Net Investment Income (Loss)                                            (0.03)           (0.04)           (0.08)          (0.02)
  Net Realized and Unrealized Gains (Losses) on Investments               (1.48)            0.84             6.25           (1.78)
---------------------------------------------------------------------------------------------------------------------------------
  Total from Investment Operations                                        (1.51)            0.80             6.17           (1.80)
Less Distributions:
  From Net Investment Income                                                 --               --               --              --
---------------------------------------------------------------------------------------------------------------------------------
  Total Distributions                                                        --               --               --              --
---------------------------------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period                                        $   13.66       $    15.17       $    14.37     $      8.20
=================================================================================================================================
Ratios and Supplemental Data
---------------------------------------------------------------------------------------------------------------------------------
  Total Return                                                            -10.0%            +5.6%           +75.2%          -18.0%
  Net Assets, End of Period (In Millions)                             $      41       $       45       $        7     $         3
  Ratio of Expenses to Average Net Assets before Expense Offsets            1.9%*            1.8%             2.0%            2.0%*
  Ratio of Expenses to Average Net Assets                                   1.9%*            1.7%             2.0%            2.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets              (1.3%)*          (0.3%)           (0.9%)          (0.7%)*
  Portfolio Turnover Rate/(g)/                                             12.8%           116.6%           106.4%           59.5%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  In 2000, the Fund changed its fiscal year-end from October to December.
(d)  Amount calculated is less than $0.005.
(e)  For the period from July 1, 1998 (public launch rate) to October 31, 1998.
(f)  Includes $0.02 in redemption fees (Note 2Q).
(g) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
STRONG OVERSEAS FUND -- INSTITUTIONAL CLASS
--------------------------------------------------------------------------------

                                                                   Period Ended
                                                                   -------------
                                                                       June 30,
Selected Per-Share Data/(a)/                                          2003/(b)/
--------------------------------------------------------------------------------
Net Asset Value, Beginning of Period                                $       8.69
Income From Investment Operations:
  Net Investment Income (Loss)                                              0.11
  Net Realized and Unrealized Gains (Losses) on Investments                 0.65
--------------------------------------------------------------------------------
  Total from Investment Operations                                          0.76
Less Distributions:
  From Net Investment Income                                                  --
--------------------------------------------------------------------------------
  Total Distributions                                                         --
--------------------------------------------------------------------------------
Net Asset Value, End of Period                                      $       9.45
================================================================================
Ratios and Supplemental Data
--------------------------------------------------------------------------------
  Total Return                                                              +8.7%
  Net Assets, End of Period (In Millions)                           $          0/(c)/
  Ratio of Expenses to Average Net Assets before Expense Offsets             2.6%*
  Ratio of Expenses to Average Net Assets                                    1.0%*
  Ratio of Net Investment Income (Loss) to Average Net Assets                2.5%*
  Portfolio Turnover Rate/(d)/                                              14.2%

  *  Calculated on an annualized basis.
(a) Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)  For the six months ended June 30, 2003 (unaudited).
(c)  Amount is less than $500,000.
(d) Calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

                       See Notes to Financial Statements.

DIRECTORS AND OFFICERS
--------------------------------------------------------------------------------

Richard S. Strong (indicated below by an asterisk*) is deemed an "interested person" of the Fund as defined in the Investment Company Act of 1940 because of his controlling ownership in the Advisor's parent company, Strong Financial Corporation. Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 71 mutual funds ("Strong Funds").

* Richard S. Strong (DOB 5-12-42), Director of the Strong Funds since September 1981 and Chairman of the Board of the Strong Funds since October 1991.

     Mr. Strong has been a Director of the Advisor since September 1981; Chairman of the Advisor since October 1991; Chief Investment Officer of the Advisor since January 1996; Security Analyst and Portfolio Manager of the Advisor since 1985; Chief Executive Officer of the Advisor from 1974 to 1985; Chairman of Strong Financial Corporation (holding company) since May 2001; Director and Chairman of Strong Service Corporation (an investment advisor) since 1995; and Director and Chairman of Strong Investor Services, Inc. (a transfer agent and administrator), since July 2001. Mr. Strong founded the Advisor in 1974 and has been in the investment management business since 1967.

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

     Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc.) (a utility company), since 1990, Metro Goldwyn Mayer, Inc. (an entertainment company), since 1998, Bassett Furniture Industries, Inc., since 1997, Checker's Drive-In Restaurants, Inc. (formerly Rally's Hamburgers, Inc.), since 1994, Johnson Controls, Inc. (an industrial company), since 1992, MGM Mirage (formerly MGM Grand, Inc.) (an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services), since 2001, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

     Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

     Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network since November 1997, Health Network Ventures, Inc., from 1992 to April 2000, Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 until October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

     Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Director of Aspire Learning Corporation since June 2000; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

     Mr. Vogt has been Senior Vice President of IDX Systems Corporation (a management consulting firm) since June 2001; President of Vogt Management Consulting, Inc., from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

--------------------------------------------------------------------------------

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer since November 2002.

     Ms. Ohm has been Director of Mutual Fund Administration of Strong Investor Services, Inc., since April 2001; Marketing Services Manager of Strong Investments, Inc., from November 1998 to April 2001; and Retail Services Financial Manager of Strong Investments, Inc., from January 1997 to November 1998.

Christopher O. Petersen (DOB 1-18-70), Vice President and Assistant Secretary of the Strong Funds since May 2003.

     Mr. Petersen has been Managing Counsel of Strong Financial Corporation since March 2003; Corporate Counsel at U.S. Bancorp Asset Management, Inc., from May 2001 to March 2003; Corporate Counsel at First American Asset Management, a division of U.S. Bank National Association ("FAAM"), from September 1999 to May 2001; Compliance Officer at FAAM from January 1999 to September 1999; and Associate at Mauzy Law Firm from September 1997 to December 1998.

Richard W. Smirl (DOB 4-18-67), Vice President of the Strong Funds since February 2002 and Secretary of the Strong Funds since November 2001.

     Mr. Smirl has been Senior Counsel of Strong Financial Corporation since December 2001; Assistant Executive Vice President since December 2001; Secretary of the Advisor since November 2002; Assistant Secretary of the Advisor from December 2001 to November 2002; Senior Counsel of the Advisor from July 2000 to December 2001; General Counsel of Strong Investments, Inc. ("Distributor"), since November 2001; Vice President, Secretary, and Chief Compliance Officer of the Distributor since July 2000; Lead Counsel of the Distributor from July 2000 to November 2001; Partner at Keesal, Young & Logan LLP (a law firm) from September 1999 to July 2000; and Associate at Keesal, Young & Logan LLP from September 1992 to September 1999.

Gilbert L. Southwell III (DOB 4-13-54), Assistant Secretary of the Strong Funds since July 2001.

     Mr. Southwell has been Associate Counsel of Strong Financial Corporation since December 2001; Assistant Secretary of the Advisor since December 2002; Associate Counsel of the Advisor from April 2001 to December 2001; Partner at Michael, Best & Friedrich, LLP (a law firm) from October 1999 to March 2001; and Assistant General Counsel of U.S. Bank, National Association (formerly Firstar Bank, N.A.) and/or certain of its subsidiaries from November 1984 to September 1999.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999.

     Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Secretary and Assistant Treasurer of Strong Financial Corporation since December 2001; Treasurer of Strong Service Corporation since April 1999; Treasurer and Assistant Secretary of Strong Investor Services, Inc., since July 2001; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

     Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc., since October 1993; Executive Vice President and Secretary of Strong Investor Services, Inc., since July 2001; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Treasurer and Controller of the Advisor from October 1991 to February 1998.

     Except for Messrs. Davis, Kritzik, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis's address is 161 North La Brea, Inglewood, CA 90301. Mr. Kritzik's address is 1123 North Astor Street, Milwaukee, WI 53202. Mr. Malicky's address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt's address is P.O. Box 7657, Avon, CO 81620.

     The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

NOTES
--------------------------------------------------------------------------------

NOTES
--------------------------------------------------------------------------------

Directors

  Richard S. Strong
  Willie D. Davis
  Gordon B. Greer
  Stanley Kritzik
  Neal Malicky
  William F. Vogt

Officers

  Richard S. Strong, Chairman of the Board
  Thomas M. Zoeller, Vice President
  Richard W. Smirl, Vice President and Secretary
  Christopher O. Petersen, Vice President and Assistant Secretary
  Gilbert L. Southwell III, Assistant Secretary
  John W. Widmer, Treasurer
  Ane K. Ohm, Anti-Money Laundering Compliance Officer

Investment Advisor

  Strong Capital Management, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

  Strong Investments, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

  State Street Bank and Trust Company (for the Strong Overseas Fund) 801 Pennsylvania Avenue, Kansas City, Missouri 64105
  Brown Brothers Harriman (for the Strong Asia Pacific Fund)
  40 Water Street, Boston, Massachusetts 02109

Transfer Agent and Dividend-Disbursing Agent

  Strong Investor Services, Inc.
  P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Accountants

  PricewaterhouseCoopers LLP
  100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202

Legal Counsel

  Godfrey & Kahn, S.C.
  780 North Water Street, Milwaukee, Wisconsin 53202

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT35734 08-03

Strong Investments
P.O. Box 2936  |  Milwaukee, WI 53201
www.Strong.com

--------------------------------------------------------------------------------

To order a free prospectus kit, call
1-800-368-1030

To learn more about our funds, discuss an existing account, or conduct a transaction, call
1-800-368-3863

If you are a Financial Professional, call
1-800-368-1683

Visit our web site at
www.Strong.com

[STRONG LOGO]

                                                               SINT/WH2170 06-03

Item 2.  Code of Ethics

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 3.  Audit Committee Financial Expert

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 4.  Principal Accountant Fees and Services

         Not applicable for filing of Semiannual Reports to Shareholders.

Item 5 - 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

         Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

Item 8.  [Reserved]

Item 9.  Controls and Procedures

         (a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant's management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant's disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant's management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and
         (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

         (b) There were no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of the evaluation referenced in (a) above, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10. Exhibits

         The following exhibits are attached to this Form N-CSR:

         10(b)(1)     Certification of Principal Executive Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(b)(2)     Certification of Principal Financial Officer Required by
                      Section 302 of the Sarbanes-Oxley Act of 2002

         10(c) Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Strong Asia Pacific Fund, Inc.

By:      /s/ Richard W. Smirl
         -------------------------------------
         Richard W. Smirl, Vice President and Secretary

Date:    August 22, 2003
         ---------------

         Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Richard S. Strong
         -------------------------------------
         Richard S. Strong, Principal Executive Officer

Date:    August 22, 2003
         ---------------


By:      /s/ John W. Widmer
         -------------------------------------
         John W. Widmer, Treasurer (Principal Financial Officer)

Date:    August 22, 2003
         ---------------